                                                                    Exhibit 23.2


                     CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Blueridge Technologies, Incorporated

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

McLean, Virginia
February 11, 2000